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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 2, 2001



                                IVI Checkmate Corp.
             (Exact name of registrant as specified in its charter)



         Delaware                      000-29772                      58-2375201
(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification No.)
    of incorporation)



                               1003 Mansell Road
                            Roswell, Georgia  30076
                    (Address of Principal Executive Offices)

                                  770-594-6000
              (Registrant's telephone number, including area code)



                                  Page 1 of 8
                          Index to Exhibits on Page 3

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Item 5.  Other Events.

         (a) On March 2, 2001, the Registrant issued the press release included herein as Exhibit 99 regarding the financial results for the fourth quarter and the year ended December 31, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Exhibits
              --------

              Exhibit No.    Description
              -----------    -----------

                  99 Press Release dated March 2, 2001 regarding financial results for the fourth quarter and year ended December 31, 2000


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IVI CHECKMATE CORP.
                                         (Registrant)

Date: March 7, 2001                  By: /s/ John J. Neubert
                                        ----------------------------------
                                        John J. Neubert
                                        Executive Vice President-Finance
                                        and Administration, Chief Financial
                                        Officer, Treasurer and Secretary

                                       2
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit                Description                                    Page No.
-------                -----------                                    --------

99            Press Release dated March 2, 2001                           4
              regarding financial results for the fourth quarter and year ended December 31, 2000

                                       3